UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Envestnet, Inc. (“Envestnet”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by Envestnet with the Securities and Exchange Commission (“SEC”) on December 13, 2011 (the “Original Form 8-K”) in connection with the acquisition of all of the outstanding shares of stock of FundQuest Incorporated (“FundQuest”) from BNP Paribas Investment Partners USA Holdings Inc. The acquisition by Envestnet of the stock of FundQuest closed on December 13, 2011. As indicated in the Original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of FundQuest are being filed as exhibits to this amendment and are incorporated by reference herein:

Exhibit 99.1 — FundQuest’s audited financial statements, including the independent auditor’s report, as of and for the year ended December 31, 2010.

Exhibit 99.2 — FundQuest’s audited financial statements, including the independent auditor’s report, as of and for the nine month period ended September 30, 2011.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet as of September 30, 2011 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010.

Forward-Looking Statements

Information in this Current Report on Form 8-K/A, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of Envestnet and FundQuest, the expected benefits and costs of the FundQuest acquisition; Envestnet’s plans relating to the acquisition; the future financial and accounting impact of the acquisition; and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected; the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect; the failure of Envestnet to successfully integrate the FundQuest business or realize synergies; conditions in the capital and financial markets, general economic conditions and other risks that are described in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2010.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

23.2	Consent of McGladrey & Pullen LLP, Independent Auditors.

99.1	Audited financial statements of FundQuest, Incorporated as of and for the year ended December 31, 2010 and Independent Auditors Report therein.

99.2	Audited financial statements of FundQuest, Incorporated as of and for the nine months ended September 30, 2011 and Independent Auditors Report therein.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet as of September 30, 2011 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter D’Arrigo
Name:	Peter D’Arrigo
Title:	Chief Financial Officer

Date: February 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

23.2	Consent of McGladrey & Pullen LLP, Independent Auditors.

99.1	Audited financial statements of FundQuest, Incorporated as of and for the year ended December 31, 2010 and Independent Auditors Report therein.

99.2	Audited financial statements of FundQuest, Incorporated as of and for the nine months ended September 30, 2011 and Independent Auditors Report therein.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet as of September 30, 2011 and for the nine months ended September 30, 2011 and for the year ended December 31, 2010.